UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 28, 2005

UNIVEC, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	0-22413	11-3163455
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4810 Seton Drive, Baltimore, MD 21215
(Address of principal executive offices)

(410) 347-9959
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

 On July 28, 2005 Univec, Inc. (the “Registrant”) engaged a different principal independent public accounting firm. Abrams, Foster, Nole & Williams, P.A. were engaged to provide all required audit and tax services for the corporate fiscal year beginning year-end December 31, 2004.

On August 25, 2005 Abrams, Foster, Nole & Williams, P.A. was granted registration status by the Public Accounting Oversight Board (PCOAB).

ITEM 9.01. EXHIBITS.

               None

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Univec, Inc.

September 2, 2005	By:	/s/ David Dalton
David Dalton
Chief Executive Officer

3.

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